Exhibit 10.37
AMENDMENT 1 TO
EMPLOYMENT AGREEMENT
GENBAND Management Services Corp., a Delaware Corporation (“the “Company”), GENBAND Holdings Company, a Cayman Islands exempted company limited by shares (“Cayman Holdings”), GENBAND US LLC, a Delaware limited liability company (“GENBAND LLC”), GENBAND Inc., a Delaware Corporation (“Holdco”), and together with the Company, Cayman Holdings and GENBAND LLC (the “GENBAND Parties”), and David Walsh (the “Executive”) (collectively, “Parties”) are entering into this Amendment 1 (“Amendment”) to that Employment Agreement between the Parties dated August 12, 2013 (“Agreement”), effective as of the 23rd day of October, 2017. Capitalized terms that are used and not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Agreement (as defined below).
WHEREAS, the GENBAND Parties and the Executive desire to amend the Agreement on the terms and subject to the conditions set forth herein and pursuant to Section 26 of the Agreement.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.1 Amendment of Section 10(d). Section 10(d) of the Agreement is hereby amended by adding the following sentence after the last sentence of Section 10(d): “For the sake of clarity, the Executive’s acceptance of or agreement to any of the circumstances contemplated in Section 10(b)(i)(A)-(B) following a Change of Control shall not affect any rights the Executive may have pursuant to this Section 10(d).”
1.2 Amendment of Section 11(a)(i)(B)(I). Section 11(a)(i)(B)(I) of the Agreement is hereby amended by adding the following sentences to the end of such provision: “For the sake of clarity, the Parties understand and agree that in no event shall the severance contemplated in this Section 11(a)(i)(B)(I) be less than the Executive’s Base Pay as of the effective date of this Amendment. The Executive’s agreement to or acceptance of any reduction contemplated in Section 10(b)(i)(B) following a Change of Control shall not constitute a waiver of any rights the Executive may have under this Section 11(a)(i)(B)(I); and (II)… .”
1.3 Amendment of Section 11(a)(i)(B). Section 11(a)(i)(B) of the Agreement is hereby amended by adding the following sentence to the end of such section: “The Parties understand and agree that in no event shall the Executive receive less than USD$1,250,000 pursuant to and in accordance with this Section 11(a)(i)(B).”
1.4 Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Agreement shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Agreement or for any purpose except as expressly set forth herein.

1.5 Governing Law. Except to the extent preempted by Federal law, this Amendment and all claims and controversies hereunder shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to the choice of law provisions thereof or of any other jurisdiction.
1.6 Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

GENBAND MANAGEMENT SERVICES CORP.

By: [signature]
Name: Daryl E. Raiford
Title: EVP & CFO

GENBAND HOLDINGS COMPANY

By: [signature]
Name: Daryl E. Raiford
Title: EVP & CFO

GENBAND US LLC

By: [signature]
Name: Daryl E. Raiford
Title: EVP & CFO

GENBAND INC.

By: [signature]
Name: Daryl E. Raiford
Title: EVP & CFO

EXECUTIVE

Signature of Executive
David Walsh                          Printed Name of Executive
October 24, 2017                          Date

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